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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 14, 1997
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                                Carnegie Bancorp
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             (Exact name of registrant as specified in its charter)

        New Jersey                     0-2456                    22-3257100
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


         619 Alexander Road, Princeton, New Jersey        08540
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         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (609) 520-0601
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Item 5.  Other Events.
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     On Monday, July 14, 1997, the Registrant issued a press release announcing a $.14 per share quarterly cash dividend payable on September 17, 1997 to shareholders of record as of August 27, 1997. On July 16, 1997, the Registrant issued a press release announcing it earnings for the fiscal quarter ended June 30, 1997.

Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                             Description
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   99(a)                        Press Release dated July 14, 1997

   99(b)                        Press Release dated July 16, 1997







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CARNEGIE BANCORP
                                              ----------------
                                                (Registrant)


Dated:  July 22, 1997                        By: /s/ RICHARD ROSA
                                                  ---------------------------
                                                      Richard Rosa,
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.                         Description
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   99(a)                            Press Release dated July 14, 1997

   99(b)                            Press Release dated July 16, 1997







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